--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                             J.P. Morgan
                                             International Equity Funds

                                             CLASS A, CLASS B AND CLASS C SHARES

FLEMING
INTERNATIONAL
GROWTH FUND

FLEMING
INTERNATIONAL
EQUITY FUND

FLEMING
EUROPEAN FUND

FLEMING
JAPAN FUND

FLEMING
PACIFIC REGION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                         -----------------------
                                                         [LOGO] CHASE
                                                         THE RIGHT RELATIONSHIP
                                                         IS EVERYTHING.
                                                         -Registered Trademark-
                                                         -----------------------

                                                                    PSIE-1-201 X

FLEMING INTERNATIONAL GROWTH FUND                                              1

FLEMING INTERNATIONAL EQUITY FUND                                              9

FLEMING EUROPEAN FUND                                                         19

FLEMING JAPAN FUND                                                            27

FLEMING PACIFIC REGION FUND                                                   36

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THE FUNDS' INVESTMENT ADVISER                                                 43
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HOW YOUR ACCOUNT WORKS                                                        45
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ABOUT SALES CHARGES                                                           45

BUYING FUND SHARES                                                            47

SELLING FUND SHARES                                                           49

EXCHANGING FUND SHARES                                                        50

OTHER INFORMATION CONCERNING THE FUNDS                                        51

DISTRIBUTIONS AND TAXES                                                       52

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SHAREHOLDER SERVICES                                                          54
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WHAT THE TERMS MEAN                                                           55
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FINANCIAL HIGHLIGHTS OF THE FUNDS                                             56
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HOW TO REACH US                                                       Back cover
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

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J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUNDTHE FUND'S OBJECTIVE
--------------------------------------------------------------------------------

The Fund's objective

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. These investments may take the form of depositary receipts. The Fund may, from time to time, also invest in securities of U.S. issuers. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers will emphasize companies with medium and large stock market capitalizations, yielding a median capitalization that results in placement within the large cap universe, based on the Morningstar criteria of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.

The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

Typically, companies meeting the advisers' criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND

capable of taking advantage of local, regional or global market changes.

The Fund's advisers also will seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers will try to identify companies within those countries and industries that are poised to take advantage of such political and economic conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund's advisers will seek to select at least three issuers in several countries other than the United States. In selecting countries, the advisers initially will emphasize countries in continental Europe, the United Kingdom and Japan. Under current market conditions, the Fund's advisers anticipate that approximately one-half of the Fund's assets will be invested in securities of issuers located in continental Europe and approximately one-quarter will be invested in each of Japan and the United Kingdom. This asset allocation may change at any time.

The Fund will sell securities if its advisers believe the issuer of the securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, the equivalent by another national rating organization or unrated securities of comparable quality.

Under normal market conditions the Fund will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements, as well as investment-grade debt securities and securities of U.S. issuers. To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality money market instruments and repurchase agreements and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in J.P. Morgan Fleming International Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), that will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the

1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

In early 1999, the European Monetary Union implemented a new currency called the "euro", which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND

economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and, the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund's past performance

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE(1)          PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES           5.75%                      NONE
--------------------------------------------------------------------------------
CLASS B SHARES           NONE                       5.00%
--------------------------------------------------------------------------------
CLASS C SHARES           NONE                       1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                  MANAGEMENT      DISTRIBUTION   OTHER           FUND OPERATING
CLASS OF SHARES   FEE             (12B-1) FEES   EXPENSES        EXPENSES
--------------------------------------------------------------------------------
CLASS A           1.00%           0.25%          2.15%           3.40%
--------------------------------------------------------------------------------
CLASS B           1.00%           0.75%          2.40%           4.15%
--------------------------------------------------------------------------------
CLASS C           1.00%           0.75%          2.40%           4.15%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.

The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.00% for Class A shares and 0.50% for Class B and Class C shares, Other Expenses are currently expected to be 2.00% and Total Annual Fund Operating Expenses are not expected to exceed 2.00% for Class A shares and 2.50% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING INTERNATIONAL GROWTH FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                  $898        $1,560      $2,243       $4,048
--------------------------------------------------------------------------------
CLASS B SHARES**                 $917        $1,561      $2,320       $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES**                 $517        $1,261      $2,120       $4,331
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                   $417        $1,261      $2,120       $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES                   $417        $1,261      $2,120       $4,331
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.

 **   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investable assets in International Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to International Equity Portfolio as well as to the Fund.

Under normal conditions, the Fund will invest at least 65% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks.

The Fund's advisers seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions.

The Fund's advisers will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy, Spain and Scandinavia), Australia, Canada and other countries or areas that the advisers may select from time to time. A substantial part of the Fund's assets may be invested in companies based in Japan, the United Kingdom, and other countries that are heavily represented in an index called the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Fund may also invest in companies or governments in developing countries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Fleming International Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND

rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a widely recognized market benchmark, and the Lipper International Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1993        21.44%
1994        -4.33%
1995         5.89%
1996         6.03%
1997        -1.01%
1998        12.42%
1999        36.90%
2000       -18.68%

--------------------------------------------------------------------------------
BEST QUARTER                                                             28.82%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                           -18.99%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                 SINCE INCEPTION
                                    PAST 1 YEAR    PAST 5 YEARS     (12/31/92)
--------------------------------------------------------------------------------
CLASS A                               -23.34%           4.37%         5.40%
--------------------------------------------------------------------------------
CLASS B                               -22.71%           4.77%         5.70%
--------------------------------------------------------------------------------
MSCI EAFE INDEX                       -13.96%           7.43%        10.92%
--------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX      -14.72%          10.20%        11.96%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MAXIMUM DEFERRED SALES
                    MAXIMUM SALES CHARGE (LOAD)     CHARGE (LOAD) SHOWN AS
                    WHEN YOU BUY SHARES, SHOWN      LOWER OF ORIGINAL PURCHASE
                    AS % OF THE OFFERING PRICE(1)   PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES      5.75%                           NONE
--------------------------------------------------------------------------------
CLASS B SHARES      NONE                            5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                     MANAGEMENT      DISTRIBUTION     OTHER       FUND OPERATING
CLASS OF SHARES      FEE             (12b-1) FEES     EXPENSES    EXPENSES
--------------------------------------------------------------------------------
CLASS A              1.00%           0.25%            1.25%#      2.50%#
--------------------------------------------------------------------------------
CLASS B              1.00%           0.75%            1.25%#      3.00%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.
 *    The table is based on expenses incurred in the most recent fiscal year.
 # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.50% and the Total Annual Fund Operating Expenses are expected not to exceed 2.00% for Class A shares and 2.50% for Class B shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING INTERNATIONAL EQUITY FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                   $814        $1,309      $1,829       $3,248
--------------------------------------------------------------------------------
CLASS B SHARES**                  $803        $1,227      $1,777       $3,201***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                    $303        $927        $1,577       $3,201***
--------------------------------------------------------------------------------

  *    Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers.

J.P. MORGAN FLEMING EUROPEAN FUND

These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investor Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

J.P. MORGAN FLEMING EUROPEAN FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fleming European Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the

Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

J.P. MORGAN FLEMING EUROPEAN FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1996        28.10%
1997        21.38%
1998        28.17%
1999        36.06%
2000       -14.73%

--------------------------------------------------------------------------------
BEST QUARTER                                                              33.36%
--------------------------------------------------------------------------------

                                                               4th quarter, 1999

--------------------------------------------------------------------------------
WORST QUARTER                                                            -16.97%
--------------------------------------------------------------------------------

                                                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                 SINCE INCEPTION
                                 PAST 1 YEAR     PAST 5 YEARS    (11/2/95)
--------------------------------------------------------------------------------
CLASS A                          -19.64%         16.86%          16.69%
--------------------------------------------------------------------------------
CLASS B                          -19.12%         17.22%          17.12%
--------------------------------------------------------------------------------
CLASS C                          -16.19%         17.41%          17.19%
--------------------------------------------------------------------------------
MSCI EUROPE INDEX                 -8.14%         15.75%          15.05%
--------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX       -2.58%         17.87%          17.46%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 3, 1995. Class C shares were first offered on November 1, 1998. The performance for the period before Class C shares were launched is based on the performance of Class B shares of the Fund.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MAXIMUM SALES CHARGE (LOAD)
                     MAXIMUM DEFERRED SALES         CHARGE (LOAD) SHOWN AS
                     WHEN YOU BUY SHARES, SHOWN     LOWER OF ORIGINAL PURCHASE
                     AS % OF THE OFFERING PRICE(1)  PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES       5.75%                          NONE
--------------------------------------------------------------------------------
CLASS B SHARES       NONE                           5.00%
--------------------------------------------------------------------------------
CLASS C SHARES       NONE                           1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                          MANAGEMENT   DISTRIBUTION    OTHER      FUND OPERATING
CLASS OF SHARES           FEE          (12B-1) FEES    EXPENSES   EXPENSES
--------------------------------------------------------------------------------
Class A                   1.00%        0.25%           0.60%#     1.85%#
--------------------------------------------------------------------------------
Class B                   1.00%        0.75%           0.85%#     2.60%#
--------------------------------------------------------------------------------
Class C                   1.00%        0.75%           0.85%#     2.60%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.
 *    The table is based on expenses incurred in the most recent fiscal year.
 # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.90% and Total Annual Fund Operating Expenses are not expected to exceed 1.75% for Class A shares and 2.50% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING EUROPEAN FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                  $752        $1,123      $1,518       $2,619
--------------------------------------------------------------------------------
CLASS B SHARES**                 $763        $1,108      $1,580       $2,752***
--------------------------------------------------------------------------------
CLASS C SHARES**                 $363        $  808      $1,380       $2,934
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                   $263        $808        $1,380       $2,752***
--------------------------------------------------------------------------------
CLASS C SHARES                   $263        $808        $1,380       $2,934
--------------------------------------------------------------------------------

  *   Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING JAPAN FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of foreign companies located throughout the Pacific and Far East. These investments may take the form of depositary receipts. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Japan. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under current market conditions, the Fund's advisers anticipate that most of the Fund's assets will be invested in securities traded on Japanese markets.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers seek to identify those industries where economic factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or

J.P. MORGAN FLEMING JAPAN FUND

country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities from an issuer located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

J.P. MORGAN FLEMING JAPAN FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in Fleming Japan Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in Japan.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by over 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That's because small companies trade less frequently and in

J.P. MORGAN FLEMING JAPAN FUND

smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index and the MSCI Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

   [The following table was depicted as a bar chart in the printed material.]

1996       -11.10%
1997         1.63%
1998       -19.67%
1999        60.29%
2000       -33.91%


--------------------------------------------------------------------------------
BEST QUARTER                                                              18.84%
--------------------------------------------------------------------------------

                                                               2nd quarter, 1997


--------------------------------------------------------------------------------
WORST QUARTER                                                            -17.12%
--------------------------------------------------------------------------------

                                                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                 SINCE INCEPTION
                                  PAST 1 YEAR    PAST 5 YEARS    (11/2/95)
--------------------------------------------------------------------------------
CLASS A                           -37.68%        -6.25%          -5.56%
--------------------------------------------------------------------------------
CLASS B                           -37.43%        -6.08%          -5.24%
--------------------------------------------------------------------------------
MSCI JAPAN INDEX                  -28.07%        -4.55%          -2.38%
--------------------------------------------------------------------------------
TOKYO STOCK EXCHANGE (TOPIX)
1ST SECTION INDEX                 -25.52%        -4.04%          -6.43%
--------------------------------------------------------------------------------
LIPPER JAPAN EQUITY FUNDS
AVERAGE                           -35.11%        -1.31%           2.26%
--------------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 3, 1995.

J.P. MORGAN FLEMING JAPAN FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MAXIMUM SALES CHARGE (LOAD)
                   MAXIMUM DEFERRED SALES           CHARGE (LOAD) SHOWN AS
                   WHEN YOU BUY SHARES, SHOWN       LOWER OF ORIGINAL PURCHASE
                   AS % OF THE OFFERING PRICE(1)    PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES     5.75%                            NONE
--------------------------------------------------------------------------------
CLASS B SHARES     NONE                             5.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT     DISTRIBUTION   OTHER       FUND OPERATING
CLASS OF SHARES         FEE            (12B-1) FEES   EXPENSES    EXPENSES
--------------------------------------------------------------------------------
CLASS A                 1.00%          0.25%          2.90%#      4.15%#
--------------------------------------------------------------------------------
CLASS B                 1.00%          0.75%          3.15%#      4.90%#
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.
 *    The table is based on expenses incurred in the most recent fiscal year.
 # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.00% for Class A shares, Other Expenses are expected to be 1.75% and the Total Annual Fund Operating Expenses are expected not to exceed 1.75% for Class A shares and 2.50% for Class B shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o you reinvest all your dividends, and o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*                   $968        $1,763      $2,573       $4,657
--------------------------------------------------------------------------------
CLASS B SHARES**                  $990        $1,772      $2,656       $4,780***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES                    $490        $1,472      $2,456       $4,780***
--------------------------------------------------------------------------------

  *    Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN FLEMING PACIFIC REGION FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

The Fund's main investment strategy

The Fund will invest principally in equity securities of foreign companies located throughout the Asia-Pacific region, including Japan, Australia and New Zealand. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers. These investments may take the form of depositary receipts. The Fund will invest in equity securities of companies with various market capitalizations, including large, mid and small capitalizations.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential within the Asia-Pacific region. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

The Fund's advisers will seek to identify industries and countries in the Asian-Pacific region where economic and political factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries and countries that are poised to take advantage of such economic and political conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if its advisers believe the issuer of such securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa3 or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

J.P. MORGAN FLEMING PACIFIC REGION FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fleming Pacific Region Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in various countries in the Asia-Pacific region.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That is because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries of the Asia-Pacific region may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Southeast Asia, Japan, Australia and New Zealand.

Southeast Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share price of companies in the region tends to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a limited management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Southeast Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will hurt the value of the Fund.

The trading volume on Southeast Asian stock exchanges is much lower than in the United States, and stock markets in the region have been extremely volatile at times. As a result, Southeast Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally been strong against the U.S. dollar, in recent years it has fluctuated and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also

J.P. MORGAN FLEMING PACIFIC REGION FUND

affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

The Fund's past performance

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE(1)              PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS A SHARES       5.75%                          NONE
--------------------------------------------------------------------------------
CLASS B SHARES       NONE                           5.00%
--------------------------------------------------------------------------------
CLASS C SHARES       NONE                           1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                  TOTAL ANNUAL
                        MANAGEMENT    DISTRIBUTION    OTHER       FUND OPERATING
CLASS OF SHARES         FEE           (12B-1) FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
CLASS A                 1.00%         0.25%           2.15%       3.40%
--------------------------------------------------------------------------------
CLASS B                 1.00%         0.75%           2.40%       4.15%
--------------------------------------------------------------------------------
CLASS C                 1.00%         0.75%           2.40%       4.15%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.
*     The table is based on estimated expenses for the current fiscal year.

The actual Management Fee is currently expected to be 0.00%, Distribution Fees are expected to be 0.00% for Class A shares and 0.50% for Class B and Class C shares, Other Expenses are currently expected to be 2.00% and Total Annual Fund Operating Expenses are not expected to exceed 2.00% for Class A shares and 2.50% for Class B and Class C shares. That's because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

J.P. MORGAN FLEMING PACIFIC REGION FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR        3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*            $898          $1,560        $2,243          $4,048
--------------------------------------------------------------------------------
CLASS B SHARES**           $917          $1,561        $2,320          $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES**           $517          $1,261        $2,120          $4,331
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR        3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES             $417          $1,261        $2,120          $4,174***
--------------------------------------------------------------------------------
CLASS C SHARES             $417          $1,261        $2,120          $4,331
--------------------------------------------------------------------------------

  *    Assumes sales charge is deducted when shares are purchased.
 **   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund's investment adviser

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM
(USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                                        Fiscal Year
Fund                                                       Ended            %
--------------------------------------------------------------------------------
Fleming International
   Equity Fund                                          Oct. 31, 2000     0.23%
Fleming European Fund                                   Oct. 31, 2000     0.80%
Fleming Japan Fund                                      Oct. 31, 2000     0.00%

Chase Fleming Asset Management (London) Limited (CFAM London) is the sub-adviser to the Funds. It makes the day-to-day investment decisions for those Funds. JPMFAM (USA) pays CFAM London a sub-advisory fee for its services. CFAM London is a wholly-owned subsidiary of J.P. Morgan Chase. It provides discretionary investment services to institutional clients. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

FUNDS' INVESTMENT ADVISER

The portfolio managers

FLEMING INTERNATIONAL EQUITY FUND

James Fisher and Chee Chow are both Vice Presidents at CFAM London. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at CFAM London since 1991 in numerous investment roles. Prior to joining CFAM London, he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at CFAM London since September of 1992 and over this period has had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund manager in the European Equity Group. Prior to that he worked as a Fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April of 2000. Both have managed the Fund since August of 2000.

FLEMING JAPAN FUND

Mr. Richard Aston, Vice President, Portfolio Manager at CFAM London, is responsible for the management of the Japan Fund. Mr. Aston has worked at CFAM London since April 2000. Prior to that he worked for AXAIM (formerly Sun Life Investment Management) of the UK as a Fund Manager for a range of Japanese Equity Portfolios. Mr. Browne and Mr. Aston have been managing the Fund since May 2000.

FLEMING INTERNATIONAL GROWTH FUND

Mr. Fisher is the Portfolio Manager. He has managed the portfolio since its inception.

FLEMING PACIFIC REGION FUND

Roger Ellis, Chief Investment Officer Asia Pacific and Head of the Pacific Regional Group, is responsible for the Management of the Fund. Mr. Ellis joined CFAM London as an Investment Manager in 1989 and was appointed a director in 1991. In 1984 he became assistant manager of private banking at HSBC. In 1987, he joined Pierson Capital Management, managing Asia Equity Funds.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges

You will incur a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay while they own shares, as explained below.

You have a choice of three different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.

The Fleming International Equity Fund and Fleming Japan Fund are available in either Class A or Class B shares in this prospectus. The other Funds are available in Class A, Class B or Class C shares in this prospectus.

There are a number of plans and special discounts which can decrease or eliminate the charges described above.

This section explains how the three sales charges work.

HOW YOUR ACCOUNT WORKS

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

                                                         TOTAL SALES CHARGE
                                                     AS % OF THE        AS %
                                                     OFFERING           OF NET
AMOUNT OF                                            PRICE              AMOUNT
INVESTMENT                                           PER SHARE          INVESTED
--------------------------------------------------------------------------------
LESS THAN
$100,000                                             5.75%              6.10%
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                                       3.75%              3.90%
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                                       2.50%              2.56%
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                                     2.00%              2.04%
--------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. The charge is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether if you hold the shares for more than six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you purchased the Class B shares.

YEAR            DEFERRED SALES CHARGE
1               5%
--------------------------------------------------------------------------------
2               4%
--------------------------------------------------------------------------------
3               3%
--------------------------------------------------------------------------------
4               3%
--------------------------------------------------------------------------------
5               2%
--------------------------------------------------------------------------------
6               1%
--------------------------------------------------------------------------------
7               NONE
--------------------------------------------------------------------------------
8               NONE
--------------------------------------------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. The charge is equal to 1% of the lower of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether if you hold the shares for more than one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL

J.P. Morgan Fund Distributors Inc. (JPM) is the distributor for the Funds. JPM is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMFAM
(USA). Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. In addition, each Fund except the International Equity Fund and Japan Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C shares.

This payment covers expenses including compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you intend to buy and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative will be able to advise you about the best class of shares for you.

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

HOW YOUR ACCOUNT WORKS

THROUGH THE J.P. MORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See the additional information on the Systematic Investment Plan below.

                                   ----------

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Fleming International Equity Fund, Fleming European Fund, Fleming International Growth Fund, Fleming Pacific Region Fund and Fleming Japan Fund invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

--------------------------------------------------------------------------------
THE J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

--------------------------------------------------------------------------------
TYPE OF                                                INITIAL       ADDITIONAL
ACCOUNT                                                INVESTMENT    INVESTMENTS
--------------------------------------------------------------------------------
REGULAR
ACCOUNT                                                $2,500        $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                                                   $1,000        $100
--------------------------------------------------------------------------------
IRAS                                                   $1,000        $100
--------------------------------------------------------------------------------
SEP-IRAS                                               $1,000        $100
--------------------------------------------------------------------------------
EDUCATION
IRAS                                                   $  500        $100
--------------------------------------------------------------------------------

Make your check out to J.P. Morgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE J.P. MORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares worth $25,000 by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares worth as little as $50. See "Shareholder Services," below, for details.

                                   ----------

You can sell your shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each

HOW YOUR ACCOUNT WORKS

Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more, or

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.

Exchanging Fund shares

You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Fund shares you want to exchange. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE J.P. MORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one class of a J.P. Morgan Fund to shares of the same class of a different J.P. Morgan Fund. Call the J.P. Morgan Funds Service Center for details.

                                   ----------

If you exchange Class B shares of a Fund for Class B shares of another J.P. Morgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on the date on which you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading. This could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than ten exchanges in a year or three exchanges in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

Other information concerning the Funds

If you sell shares, we may close your account if the balance falls below $500. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the J.P. Morgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including JPMFAM (USA)) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Funds held by investors by the shareholder servicing agent.

JPMFAM (USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B shares of the Funds and Class C shares of all Funds except the International Equity Fund and Japan Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount of compensation for each class.

JPMFAM (USA) and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others

HOW YOUR ACCOUNT WORKS

unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

o     reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The International Growth Fund, Pacific Region Fund, International Equity Fund, European Fund and Japan Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the International Growth Fund, Pacific Region Fund, International Equity Fund, European Equity Fund and Japan Fund from sources in foreign countries may be subject to foreign taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholder the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a systematic investment plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one J.P. Morgan Fund account to another on a regular basis. This is a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between J.P. Morgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B or Class C shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the Class A shares within 90 days of selling the Class B or Class C shares.

What the terms mean

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the advisers to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A Share, one Class B Share and, where applicable, one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

J.P. Morgan Fleming International Equity Fund*

                                                Year          Year          Year           Year           Year
CLASS A                                        ended         ended         ended          ended          ended
                                            10/31/00      10/31/99      10/31/98       10/31/97       10/31/96
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $ 13.77       $ 12.08       $ 12.11        $ 12.38       $ 12.02
--------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.11)        (0.09)        (0.09)         (0.05)@        0.05
    Net gains or losses in securities
    (both realized and unrealized)              0.44          2.34          0.43           0.33          0.37
                                             -------       -------       -------        -------       -------

    Total from investment operations            0.33          2.25          0.34           0.28          0.42

  Less distributions:
    Dividends from net investment income          --            --          0.07           0.03          0.06
    Distributions from capital gains            0.76          0.56          0.30           0.52            --
                                             -------       -------       -------        -------       -------

    Total distributions                         0.76          0.56          0.37           0.55          0.06
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 13.34       $ 13.77       $ 12.08        $ 12.11       $ 12.38
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                 1.71%        19.09%         2.96%          2.27%         3.53%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $34,599       $26,973       $17,969        $23,267       $24,904
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------------------------------------
  Expenses                                      2.01%         1.99%         2.00%          2.01%         2.00%
--------------------------------------------------------------------------------------------------------------
  Net investment income                        (0.86%)       (0.73%)       (0.47%)        (0.36%)       (0.03%)
--------------------------------------------------------------------------------------------------------------
  Expenses without waivers
  and reimbursements                            2.88%         3.53%         3.39%          2.08%         2.86%
--------------------------------------------------------------------------------------------------------------
  Net investment income without waivers
  and reimbursements                           (1.73%)       (2.27%)       (1.86%)        (0.43%)       (0.89%)
--------------------------------------------------------------------------------------------------------------

                                               Year         Year         Year         Year         Year
CLASS B                                       ended        ended        ended        ended        ended
                                           10/31/00     10/31/99     10/31/98     10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $13.51       $11.92       $11.94       $12.24       $11.89
-------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                     (0.21)       (0.18)       (0.13)       (0.11)@       0.01
    Net gains or losses in securities
    (both realized and unrealized)             0.47         2.33         0.42         0.33         0.35
                                             ------       ------       ------       ------       ------

    Total from investment operations           0.26         2.15         0.29         0.22         0.36

  Less distributions:
    Dividends from net investment income         --           --         0.01           --           --
    Distributions from capital gains           0.76         0.56         0.30         0.52         0.01
                                             ------       ------       ------       ------       ------

    Total distributions                        0.76         0.56         0.31         0.52         0.01
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $13.01       $13.51       $11.92       $11.94       $12.24
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                1.20%       18.49%        2.56%        1.74%        3.03%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $6,535       $6,858       $7,433       $7,989       $7,819
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-------------------------------------------------------------------------------------------------------
  Expenses                                     2.51%        2.49%        2.50%        2.51%        2.50%
-------------------------------------------------------------------------------------------------------
  Net investment income                       (1.38%)      (1.21%)      (0.94%)      (0.88%)      (0.43%)
-------------------------------------------------------------------------------------------------------
  Expenses without waivers
  and reimbursements                           3.39%        4.03%        3.90%        2.61%        3.36%
-------------------------------------------------------------------------------------------------------
  Net investment income without waivers
  and reimbursements                          (2.26%)      (2.75%)      (2.34%)      (0.98%)      (1.29%)
-------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista International Equity Fund.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
@     Calculated using average shares outstanding.

FINANCIAL HIGHLIGHTS

J.P. Morgan Fleming European Fund*

                                                 Year         Year          Year          Year   11/02/95**
CLASS A                                         ended        ended         ended         ended      through
                                             10/31/00     10/31/99      10/31/98      10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $ 16.52       $ 14.47       $ 14.10       $ 11.99       $10.00
-----------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.12)@       (0.06)@        0.15          0.05         0.15
    Net gains or losses in securities
    (both realized and unrealized)              1.83          2.31          2.16          3.01         1.93
                                             -------       -------       -------       -------       ------

    Total from investment operations            1.71          2.25          2.31          3.06         2.08

  Less distributions:
    Dividends from net investment income          --          0.09          0.22          0.10         0.09
    Distributions from capital gains            0.36          0.11          1.72          0.85           --
                                             -------       -------       -------       -------       ------

    Total distributions                         0.36          0.20          1.94          0.95         0.09
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 17.87       $ 16.52       $ 14.47       $ 14.10       $11.99
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                10.13%        15.60%        18.71%        28.19%       20.78%
===========================================================================================================

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $75,801       $47,759       $33,743       $12,965       $6,358
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------
  Expenses                                      1.74%         1.74%         1.74%         1.75%        1.75%
-----------------------------------------------------------------------------------------------------------
  Net investment income                        (0.60%)       (0.40%)       (0.07%)        0.32%        1.44%
-----------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           1.95%         2.06%         2.38%         2.84%        3.49%
-----------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (0.81%)       (0.72%)       (0.71%)       (0.77%)      (0.30%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          161%          149%          183%          170%         186%
-----------------------------------------------------------------------------------------------------------

                                                Year          Year         Year       Year  11/03/95***
CLASS B                                        ended         ended        ended      ended      through
                                            10/31/00      10/31/99     10/31/98   10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $ 16.18       $ 14.24       $13.93     $11.93       $ 9.97
-------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.27)@       (0.18)@       0.08       0.04         0.07
    Net gains or losses in securities
    (both realized and unrealized)              1.83          2.26         2.10       2.89         1.96
                                             -------       -------       ------     ------       ------

    Total from investment operations            1.56          2.08         2.18       2.93         2.03

  Less distributions:
    Dividends from net investment income          --          0.03         0.15       0.08         0.07
    Distributions from capital gains            0.36          0.11         1.72       0.85           --
                                             -------       -------       ------     ------       ------

    Total distributions                         0.36          0.14         1.87       0.93         0.07
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 17.38       $ 16.18       $14.24     $13.93       $11.93
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                 9.40%        14.66%       17.89%     27.25%       20.35%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $18,546       $10,038       $9,457     $2,218       $  190
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS#:
-------------------------------------------------------------------------------------------------------
  Expenses                                      2.49%         2.51%        2.50%      2.51%        2.47%
-------------------------------------------------------------------------------------------------------
  Net investment income                        (1.35%)       (1.12%)      (0.75%)    (0.30%)       0.80%
-------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           2.69%         2.83%        2.91%      3.58%        3.83%
-------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (1.55%)       (1.44%)      (1.16%)    (1.37%)      (0.56%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          161%          149%         183%       170%         186%
-------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista European Fund.
 **   Commencement of operations.
***   Commencement of offering of class of shares.
  @   Calculated based on average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #   Short periods have been annualized.

FINANCIAL HIGHLIGHTS

J.P. Morgan Fleming European Fund (continued)*

                                                            Year   11/01/98***
CLASS C                                                    ended       through
                                                        10/31/00      10/31/99
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $16.19        $14.24
--------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                  (0.26)@       (0.08)@
    Net gains or losses in securities
    (both realized and unrealized)                          1.80          2.17
                                                          ------        ------

    Total from investment operations                        1.54          2.09

  Less distributions:
    Dividends from net investment income                      --          0.03
    Distributions from capital gains                        0.36          0.11
                                                          ------        ------

    Total distributions                                     0.36          0.14
--------------------------------------------------------------------------------
Net asset value, end of period                            $17.37        $16.19
--------------------------------------------------------------------------------

TOTAL RETURN(1)                                             9.27%        14.73%
================================================================================

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                   $4,229        $1,460
--------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
--------------------------------------------------------------------------------
  Expenses                                                  2.49%         2.51%
--------------------------------------------------------------------------------
  Net investment income                                    (1.33%)       (0.61%)
--------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits                       2.67%         2.83%
--------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits                      (1.51%)       (0.93%)
--------------------------------------------------------------------------------
Portfolio turnover rate                                      161%          149%
--------------------------------------------------------------------------------

  *   Formerly Chase Vista European Fund.
***   Commencement of offering of class of shares.

  @   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#     Short periods have been annualized.

J.P. Morgan Fleming Japan Fund*

                                                Year         Year          Year         Year   11/02/95**
CLASS A                                        ended        ended         ended        ended      through
                                            10/31/00     10/31/99      10/31/98     10/31/97     10/31/96
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $  9.84       $ 6.41       $  9.52       $ 9.42       $10.00
---------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.15)@      (0.07)@        0.27         0.08        (0.08)
    Net gains or losses in securities
    (both realized and unrealized)             (1.57)        3.50         (2.91)        0.24        (0.50)
                                             -------       ------       -------       ------       ------

    Total from investment operations           (1.72)        3.43         (2.64)        0.32        (0.58)

  Less distributions:
    Dividends from net investment income          --           --          0.26         0.22           --
    Distributions from capital gains              --           --            --           --           --
    Tax return of capital                         --           --          0.21           --           --
                                             -------       ------       -------       ------       ------

    Total distributions                           --           --          0.47         0.22           --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  8.12       $ 9.84       $  6.41       $ 9.52       $ 9.42
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                               (17.48%)      53.51%       (28.98%)       3.49%       (5.80%)
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $ 2,448       $4,260       $ 1,770       $5,008       $4,781
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS#:
---------------------------------------------------------------------------------------------------------
  Expenses                                      1.77%        1.74%         1.76%        1.75%        1.75%
---------------------------------------------------------------------------------------------------------
  Net investment income                        (1.54%)      (0.88%)       (0.56%)      (0.30%)      (0.91%)
---------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           5.49%        5.44%         3.79%        2.89%        3.60%
---------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (5.26%)      (4.58%)       (2.59%)      (1.44%)      (2.76%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          123%         133%          212%         217%         121%
---------------------------------------------------------------------------------------------------------

 *    Formerly Chase Vista Japan Fund.
**    Commencement of operations.
 @    Calculated based on average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #    Short periods have been annualized.

FINANCIAL HIGHLIGHTS

J.P. Morgan Fleming Japan Fund (continued)*

                                                Year       Year          Year       Year   11/03/95***
CLASS B                                        ended      ended         ended      ended       through
                                            10/31/00   10/31/99      10/31/98   10/31/97      10/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $  9.65     $ 6.32       $  9.42     $ 9.35        $10.00
------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                      (0.22)@    (0.13)@        0.23      (0.05)        (0.02)
    Net gains or losses in securities
    (both realized and unrealized)             (1.50)      3.46         (2.90)      0.30         (0.63)
                                             -------     ------       -------     ------        ------

    Total from investment operations           (1.72)      3.33         (2.67)      0.25         (0.65)

  Less distributions:
    Dividends from net investment income          --         --          0.22       0.18            --
    Distributions from capital gains              --         --            --         --            --
    Tax return of capital                         --         --          0.21         --            --
                                             -------     ------       -------     ------        ------

    Total distributions                           --         --          0.43       0.18            --
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  7.93     $ 9.65       $  6.32     $ 9.42        $ 9.35
------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                               (17.82%)    52.69%       (29.53%)     2.72%        (6.50%)
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $   322     $1,089       $   391     $1,893        $  162
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
------------------------------------------------------------------------------------------------------
  Expenses                                      2.52%      2.49%         2.51%      2.51%         2.52%
------------------------------------------------------------------------------------------------------
  Net investment income                        (2.29%)    (1.67%)       (0.97%)    (5.73%)       (0.40%)
------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits           6.14%      6.19%         4.52%      3.66%         4.00%
------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits          (5.91%)    (5.37%)       (2.98%)    (6.88%)       (1.88%)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          123%       133%          212%       217%          121%
------------------------------------------------------------------------------------------------------

  *   Formerly Chase Vista Japan Fund.
***   Commencement of offering of class of shares.

  @   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#     Short periods have been annualized.

--------------------------------------------------------------------------------
J.P. Morgan       HOW TO REACH US
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More information

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STATEMENT OF ADDITIONAL INFORMATION (SAI)

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It's incorporated by reference into this prospectus. That means, by law, it's
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1-202-942-8090
E-mail: publicinfo@sec.gov

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The Fund's Investment Company Act File No. is 811-5151

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(C)2001 J.P. Morgan Chase & Co. All Rights Reserved.      February 2001